UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50298 (Commission File Number)	98-0376008 (IRS Employer Identification No.)

Hi-Tech Park 2/5 Givat Ram
PO Box 39098
Jerusalem, Israel 91390
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-566-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On February 24, 2011, Oramed Pharmaceuticals Inc. (the "Company") held its 2011 Annual Meeting of Shareholders. The matters listed below were submitted to a vote of the stockholders. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on January 31, 2011. All of the proposals were approved by the requisite thresholds. The voting results are as follows:

1.	Re-election of Directors.

The following individuals were re-elected as directors of the Company to hold office until the Company's next annual meeting of stockholders and until their respective successors shall be elected and qualified:

Name	FOR	WITHHELD

Nadav Kidron	26,632,847	93,012
Dr. Miriam Kidron	26,624,447	101,412
Leonard Sank	26,651,547	74,312
Dr. Harold Jacob	26,660,504	65,355
Dr. Michael Berelowitz	26,659,454	66,405

There were 8,803,899 broker non-votes with respect to the election of directors.

2.
Ratification of the Appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as the auditors of the Company for the 2011 fiscal year.

The stockholders ratified the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, to serve as the auditors of the Company for the 2011 fiscal year.

FOR	AGAINST	ABSTAIN
35,444,735	69,989	15,034

There were no broker non-votes with respect to the vote on this proposal.

3.	Authorization of the Board of Directors to effect a reverse stock split of the Company's shares of common stock.

The stockholders authorized the Board of Directors to effect a reverse stock split of the Company's shares of common stock at a ratio not to exceed one-for-eighteen and approved related amendments to the Company’s Articles of Incorporation and Bylaws.

FOR	AGAINST	ABSTAIN
33,632,662	1,876,979	20,117

There were no broker non-votes with respect to the vote on this proposal.

4.	Approval of the reincorporation of the Company from the State of Nevada to the State of Delaware.

The stockholders approved the reincorporation of the Company from the State of Nevada to the State of Delaware, including the form of the plan of conversion to accomplish such reincorporation, together with the exhibits thereto, and the transactions contemplated thereby.

FOR	AGAINST	ABSTAIN
26,654,427	56,157	0

There were 8,803,899 broker non-votes with respect to the vote on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.
Dated: February 28, 2011
	By:	/s/ Nadav Kidron
Nadav Kidron
President, CEO and Director